Third Quarter 2021 Financial Results & Business Update October 27, 2021 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Information Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its future financial, commercial and operating performance, business plans or prospects, including the company’s expectations of improvement in patient access to treatment providers and further normalization of the treatment system in the fourth quarter of 2021; and the potential therapeutic and commercial value of the company’s marketed and development products. The company cautions that forward-looking statements are inherently uncertain. The forward-looking statements contained in this presentation are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the company may not be able to achieve its targeted financial and profitability metrics in a timely manner or at all; unexpected costs or delays in the commercial launch of LYBALVI; whether LYBALVI will be commercialized successfully; whether third-party payers will cover or reimburse LYBALVI for the treatment of adults with schizophrenia or the treatment of adults with bipolar I disorder; the impacts of the ongoing COVID-19 pandemic and continued efforts to mitigate its spread on the company’s business, results of operations or financial condition; the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, or other disputes related to the company’s products or products using the company’s proprietary technologies; clinical development activities may not be completed on time or at all; the results of the company’s development activities may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; the U.S. Food and Drug Administration (the “FDA”) or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to government payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2020 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Non-GAAP Financial Measures: This presentation includes information about certain financial measures that are not prepared in accordance with generally accepted accounting principles in the U.S. (GAAP), including non-GAAP net income and non-GAAP earnings per share. These non-GAAP measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Alkermes plc Current Reports on Form 8-K filed with the SEC on July 28, 2021 and Oct. 27, 2021. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ALKERMES®, ARISTADA®, ARISTADA INITIO® , LYBALVI® and VIVITROL®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Agenda

- **Introduction**
  Sandy Coombs, SVP, Corporate Affairs & Investor Relations

- **Welcome**
  Richard Pops, Chief Executive Officer

- **Q3 2021 Financial Results**
  Iain Brown, Chief Financial Officer

- **Q3 2021 Commercial Review**
  Todd Nichols, Chief Commercial Officer

- **Q3 2021 R&D Update**
  Craig Hopkinson, Chief Medical Officer

- **Q&A**

Alkermes | 3
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Q3 2021 Financial Results Summary In millions In millions In millions

Q3 2021 Revenue Summary * Inclusive of ARISTADA INITIO® Amounts in the table above do not sum due to rounding.

VIVITROL® Performance and Expectations Q3’21 year-over-year net sales increased 11% to $88.8M, driven by unit growth of 7.5% Gross-to-net deductions: 52.3% in Q3’21, compared to 52.8% in Q3’20 Inventory levels increased sequentially by ~$1.5M in line with increasing demand trends and typical seasonal patterns   FY’21 net sales expected to range from $330M - $345M* VIVITROL Quarterly Net Sales ($M) * These expectations were initially provided by Alkermes plc (the “Company”) in its Current Report on Form 8-K (“Form 8-K”) filed with the SEC on July 28, 2021. These expectations are reiterated by the Company in its Form 8-K filed with the SEC on Oct. 27, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations assume improvement in patient access to treatment providers and further normalization of the treatment system in the fourth quarter of 2021. If patient access does not improve or the treatment system does not normalize as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted.

ARISTADA® Performance and Expectations Q3’21 year-over-year net sales increased 10% to $68.9M, driven by unit growth of 10% Gross-to-net deductions: 54.8% in Q3’21, compared to 53.7% in Q3’20 Inventory levels decreased by ~$1M in Q3’21 following ~$6M increase in inventory levels in Q2’21 FY’21 net sales expected to range from $275M - $290M† ARISTADA Quarterly Net Sales ($M)* *Inclusive of ARISTADA INITIO® † These expectations were initially provided by the Company in its Form 8-K filed with the SEC on July 28, 2021. These expectations are reiterated by the Company in its Form 8-K filed with the SEC on Oct. 27, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations assume improvement in patient access to treatment providers and further normalization of the treatment system in the fourth quarter of 2021. If patient access does not improve or the treatment system does not normalize as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted.

ARISTADA®: Prescription Growth Trends Q3’21 year-over-year growth of 15% on TRx months of therapy (MOT) basis Outpaced overall atypical long-acting injectable (LAI) market Q3’21 year-over-year growth of 6% Market share: TRx MOT: 9.8% of atypical LAI market prescriptions in Q3’21 ARISTADA Quarterly TRx MOT Source: IQVIA NPA

Strong Commercial and Operational Execution Commercial Execution Drove solid VIVITROL® and ARISTADA® year-over-year growth Commenced launch of LYBALVI®, which became commercially available in October Nemvaleukin Alfa (“nemvaleukin”) Granted U.S. Food and Drug Administration (FDA) Fast Track designation for the treatment of mucosal melanoma in August Granted FDA Fast Track designation in combination with pembrolizumab for the treatment of platinum-resistant ovarian cancer in October Initiated ARTISTRY-7, a global phase 3 trial evaluating the anti-tumor activity and safety of intravenously administered (IV) nemvaleukin in combination with pembrolizumab compared to investigator’s choice chemotherapy in patients with platinum-resistant ovarian cancer ALKS 1140 Initiated a phase 1, first-in-human study evaluating the safety and tolerability of ALKS 1140 in healthy subjects in October; ALKS 1140 is a novel, investigational CoREST-selective (co-repressor of repressor element-1 silencing transcription factor) HDAC inhibitor candidate for the treatment of neurodegenerative and neurodevelopmental disorders Preclinical Pipeline Commenced IND-enabling activities for ALKS 2680 orexin 2 receptor agonist program

Alkermes: 2021 Financial Expectations* * These expectations were initially provided by the Company in its Form 8-K filed with the SEC on July 28, 2021. These expectations are reiterated by the Company in its Form 8-K filed with the SEC on Oct. 27, 2021 and are effective only as of such date. The Company expressly disclaims any obligation to update or reaffirm these expectations. These expectations assume improvement in patient access to treatment providers and further normalization of the treatment system in the fourth quarter of 2021. If patient access does not improve or the treatment system does not normalize as anticipated, or if new COVID-19-related disruptions emerge, the Company’s ability to meet these expectations could be negatively impacted. ‡ Non-GAAP net income adjusts for one-time and non-cash charges by excluding from GAAP results: share-based compensation expense; amortization; depreciation; non-cash net interest expense; certain other one-time or non-cash items; and the income tax effect of these reconciling items. Reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Company’s Form 8-K filed with the SEC on July 28, 2021. Expected net sales of proprietary products: VIVITROL® net sales of $330M – $345M ARISTADA® net sales of $275M – $290M LYBALVI® net sales of <$10M

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